UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

ACRES COMMERCIAL REALTY CORP.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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ACRES COMMERCIAL REALTY CORP.

865 MERRICK AVENUE

SUITE 200 S

WESTBURY, NY 11590

D46649-P55965

You invested in ACRES COMMERCIAL REALTY CORP. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 9, 2021.

Get informed before you vote

View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 26, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote Virtually at the Meeting*
Point your camera here and	June 9, 2021
vote without entering a	11:00 AM EDT
control number
Virtually at: www.virtualshareholdermeeting.com/ACRES2021

*	Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items	Recommends

1. Election of Directors

Nominees:

1a. Karen Edwards	For

1b. Andrew Fentress	For

1c. Mark S. Fogel	For

1d. William B. Hart	For

1e. Gary Ickowicz	For

1f. Steven J. Kessler	For

1g. Murray S. Levin	For

1h. P. Sherrill Neff	For

1i. Dawanna Williams	For

2. APPROVE THE NON-BINDING RESOLUTION ON COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.	For

3. ADOPT THE ACRES COMMERCIAL REALTY CORP. THIRD AMENDED AND RESTATED OMNIBUS EQUITY COMPENSATION PLAN.	For

4. ADOPT THE ACRES COMMERCIAL REALTY CORP. MANAGER INCENTIVE PLAN.	For

5. RATIFY THE APPOINTMENT OF GRANT THORNTON LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021.	For

NOTE: IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

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D46650-P55965